                       ----------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 8, 2004
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-27577                  16-1538028
-------------------------------  ------------------------  ----------------------------
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identification
       incorporation)                                                Number)

                135 Corporate Woods, Rochester, New York               14623
               ------------------------------------------          -------------
               (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number Including Area Code: (585) 272-8400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                       ----------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

On September 8, 2004, Harris Interactive Inc. (the "Company") filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2004. An Agreement of Sublease dated as of June 8, 2004 between the Company and The McCall Pattern Company, as successor-in-interest by merger to Butterick Company, Inc., as sublandlord, with respect to the Company's lease of office space in New York City (the "Sublease"), should have been filed as Exhibit 10.5.4 to the Annual Report, but was inadvertently omitted from such filing. Accordingly, the Company is filing the Sublease as Exhibit 10.5.4 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      Exhibit 10.5.4 Agreement of Sublease between the Company and The McCall
                     Pattern Company, as successor-in-interest by merger to Butterick Company, Inc., dated as of June 8, 2004

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HARRIS INTERACTIVE INC.
                                           (Registrant)

                                      By: /s/ Frank J. Connolly, Jr.
                                          -----------------------------------
                                      Name:  Frank J. Connolly, Jr.
                                      Title: Chief Financial Officer
                                             (Principal Financial Officer)
Dated: March 18, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

10.5.4 Agreement of Sublease between the Company and The McCall Pattern Company, Inc., as successor-in-interest by merger to Butterick Company, Inc., dated as of June 8, 2004